                                                                   Exhibit 10.29

                               EXTENSION AGREEMENT

     THIS AGREEMENT MADE the 21st day of March, 2002.

B E T W E E N:

                              WAL-MART CANADA CORP.

                       (hereinafter called the "Licensor")

                                                               OF THE FIRST PART

                                     - and -

                      PCA PHOTO CORPORATION OF CANADA, INC.

                       (hereinafter called the "Licensee")

                                                              OF THE SECOND PART

                                     - and -

                             PCA INTERNATIONAL, INC.

                      (hereinafter called the "Guarantor")

                                                               OF THE THIRD PART

WHEREAS:

1. Wal-Mart Canada Inc. (now the Licensor), the Licensee and the Guarantor entered into a License Agreement dated the 9th day of February, 1996 as amended by an agreement between all of them dated July 8, 1997 whereby the Licensor and Licensee created the framework within which the Licensor may License to the Licensee the right to operate a portrait studio within certain of its stores (the "License Agreement");

2. Section 3.03 of the License Agreement provided that the Licensor has, in accordance with the terms of that provision, the right to extend the term of the License Agreement in respect of any Licensee's Business for two (2) additional years;

3. The parties wish to enter into this Agreement to confirm the exercise of such right of extension in accordance with the aforesaid section of the License Agreement with respect to the Licensee's Businesses listed on Schedule "A" attached hereto and forming a part of this Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants, conditions and agreements herein contained, other good and valuable consideration and the sum of Ten Dollars ($10.00) paid by each party to the other (receipt and sufficiency of which are hereby acknowledged), the parties hereto do hereby covenant and agree, each with the other, as follows:

1. Unless otherwise defined in this Agreement, the capitalized terms used in this Agreement shall have the same meaning ascribed to them in the License Agreement. The parties acknowledge and agree that the above recitals are true and correct.

2. The parties acknowledge and agree that the Licensor has extended the Term in respect of the Licensee's Businesses in respect of those Stores listed on Schedule "A" attached hereto and forming a part of this Agreement, in accordance with the provisions of section 3.03 of the License Agreement for such periods as are specified in the aforesaid Schedule "A."

         IN WITNESS WHEREOF the parties have executed this Agreement this 12th day of July, 2001, with effect as of the date hereinabove set forth.

                         WAL-MART CANADA CORP.

                         Per: /s/ John Berrington                          c/s
                             ----------------------------------------------
                         John Berrington - Vice President - Store Development

                         PCA PHOTO CORPORATION OF CANADA, INC.

                         Per: /s/ Barry J. Feld                            c/s
                             ----------------------------------------------
                              Barry J. Feld - Chairman and CEO

                         PCA INTERNATIONAL, INC.

                         Per: /s/ Barry J. Feld                            c/s
                             ----------------------------------------------
                              Barry J. Feld - Chairman and CEO

                                                              SCHEDULE "A"

WAL-MART CANADA CORP
PCA CORPORATION OF CANADA INC

Wal-Mart       Wal-Mart Store        Commencement      License      License Renew   Expire / Renewal
 Store #            Name             Date           Expire (5yrs)                        (2yrs)

  3002    BAIE COMEAU, PQ              22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3005    BRANTFORD, ONT.              22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3009    CALGARY, WESTBROOK           22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3010    CALGARY, MACLEOD             22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3011    CALGARY, NORTHLAND           22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3013    CALGARY, DEERFOOT            22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3028    EDMONTON, CAPILANO           22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3027    EDMONTON, MAYFIELD           22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3036    GRAND FALLS NFLD.            22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3039    JOLIETTE, QUEBEC             22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3042    KELOWNA B.C.                 22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3043    KINGSTON, ONT.               22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3045    KITCHENER, ONT               22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3050    LONDON, OAKRIDGE             22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3053    MARKHAM, ONT.                22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3055    MISSISSAUGA, SQ. ONE         22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3060    NELSON, B.C.                 22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3065    OTTAWA, ORLEANS              22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3075    RED DEER, ALBERTA            22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3076    REGINA, NORTHGATE, SASK      22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3086    SHERBROOKE, QUEBEC           22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3091    SAINT JOHN N.B.              22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3098    SURREY B.C.                  22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3100    SYDNEY RIVER N.S.            22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3105    TORONTO, NORTH PARK          22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3106    TORONTO, DUFFERIN            22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3113    WHITBY, ONT.                 22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3114    WINDSOR, GATEWAY             22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3115    WINDSOR, EASTOWN             22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3118    WINNIPEG, GARDEN CITY        22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3122    BELLEVILLE, ON               22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3123    BARRIE, ON                   22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3124    THUNDER BAY, ON              22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3125    GATINEAU, PQ                 22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3130    BRAMPTON, ONT.               22-Apr-96      22-Apr-96       21-Apr-01        21-Apr-03
  3131    OTTAWA S                     26-Apr-96      26-Apr-96       25-Apr-01        25-Apr-03
  3056    MONCTON N.B.                  6-May-96       6-May-96        5-May-01         5-May-03
  3021    DARTMOUTH N.S.               21-Jun-96      21-Jun-96       20-Jun-01        20-Jun-03
  3088    ST. CATHARINES, ONT.         29-Jul-96      28-Jul-96       28-Jul-01        28-Jul-03
  3120    WOODSTOCK, ONT.              14-Aug-96      14-Aug-96       13-Aug-01        13-Aug-03
  3102    THOMPSON, MANITOBA           28-Aug-96      28-Aug-96       25-Aug-01        25-Aug-03
  3032    FREDERICTON N.B.             30-Aug-96      30-Aug-96       29-Aug-01        29-Aug-03
  3138    HALIFAX N.S.                 30-Aug-96      30-Aug-96       20-Aug-01        28-Aug-03
  3016    CHATHAM, ONT.                14-Sep-96      14-Sep-96       13-Sep-01        13-Sep-03
  3092    ST. JOHNS AVALON, NFLD       14-Sep-96      14-Sep-96       13-Sep-01        13-Sep-03
  3093    ST. JOHNS VILLAGE NFLD       14-Sep-96      14-Sep-96       13-Sep-01        13-Sep-03
  3047    LAVAL, QUEBEC                20-Sep-96      20-Sep-96       19-Sep-01        19-Sep-03
  3014    CAP DE LA MADELEINE, QUE     25-Sep-96      25-Sep-96       24-Sep-01        24-Sep-03
  3108    TROIS RIVIERES, QUEBEC       28-Sep-96      28-Sep-96       27-Sep-01        27-Sep-03
  3110    WELLAND, ONT.                 1-Nov-96       1-Nov-96       31-Oct-01        31-Oct-03
  3034    GEORGETOWN, ONT.             13-Nov-96      13-Nov-96       12-Nov-01        12-Nov-03
  3031    ETOBIKOCKE, ONT.             18-Nov-96      18-Nov-96       17-Nov-01        17-Nov-03
  3057    N. VANCOUVER, B.C.           21-Nov-96      21-Nov-96       20-Nov-01        20-Nov-03